Exhibit 4.24

JPMORGAN CHASE BANK, N.A.
TRADE & WORKING CAPITAL
10410 HIGHLAND MANOR DRIVE, FLOOR 03
TAMPA, FL 33610-9128
SWIFT: CHASUS33
TO:
ARCOS DORADOS BV
Barbara Strozzilaan 101
1083 HN Amsterdam
NETHERLANDS

Date: 06 Jun 2024
Subject: Acknowledgement Advice for Standby Letter of Credit Amendment
Our Reference: TFTS-865131

Dear Sir/Madam,

Standby LC Reference
Account Party	:	TFTS-865131
	:	ARCOS DORADOS BV
BARBARA STROZZILAAN 101
1083 HN AMSTERDAM
THE NETHERLANDS
Beneficiary	:	MCDONALD’S LATIN AMERICA, LLC
ONE MCDONALD’S PLAZA
OAK BROOK, ILLINOIS 60523
U.S.A.

As per your request we have issued our Irrevocable Standby Letter of Credit Amendment under our reference number stated above.

We hereby enclose the copy of the Irrevocable Standby Letter of Credit Amendment for your information and record purpose.

All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference
TFTS-865131 using the following contact details:
Telephone Number: 1-800-634-1969
Email Address: gts.client.services @jpmchase.com

Yours Faithfully,
JPMorgan Chase Bank, N.A.,

/s/ Tahir H Rana

Authorized Signature
Tahir H Rana
VP - Operations Manager

Organized under the laws of U.S.A. with limited liability
United States	TFTS-865131	06 June 2024	Page – 1/2

Continuation of our Reference    TFTS-865131

COPY OF STANDBY LETTER OF CREDIT AMENDMENT

TO:
MCDONALD’S LATIN AMERICA, LLC
ONE MCDONALD’S PLAZA
OAK BROOK, ILLINOIS 60523
U.S.A.

DATE : 06 Jun 2024
SUBJECT: STANDBY LETTER OF CREDIT AMENDMENT
OUR REFERENCE: TFTS-865131

DEAR SIR/MADAM,

AMENDMENT NUMBER	:	3
ACCOUNT PARTY	:	ARCOS DORADOS BV
		BARBARA STROZZILAAN 101
		1083 HN AMSTERDAM
		THE NETHERLANDS

WE HEREBY AMEND THE ABOVE REFERENCED STANDBY LETTER OF CREDIT AS FOLLOWS:

NEW EXPIRY DATE        : 11 JUN 2025

ALL OTHER TERMS AND CONDITIONS OF THE STANDBY LETTER OF CREDIT REMAIN UNCHANGED.

All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference
TFTS-865131 using the following contact details:
Telephone Number: 1-800-634-1969
Email Address: gts.client.services@jpmchase.com

Yours Faithfully,
JPMorgan Chase Bank, N.A.,

/s/ Tahir H Rana

Authorized Signature
Tahir H Rana
VP - Operations Manager

Organized under the laws of U.S.A. with limited liability
United States	TFTS-865131	06 June 2024	Page – 1/2